Exhibit 99.1



Riverview BANCORP

Investor Presentation – September 2026

Nicole Sherman
CEO/President

David Lam
EVP/Chief Financial Officer

Dan Cox
EVP/Chief Operating Officer



Forward-Looking Statements

Forward-looking statements with respect to the financial condition, results of operations and the business of Riverview are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements.

These include, without limitation: Riverview's ability to manage new and acquired branches; the impact of competition on revenues and margins; and other risks and uncertainties, as may be detailed from time to time in Riverview's public announcements and filings with the SEC. Forward-looking statements can be identified by the use of forward-looking terminology, such as "may," "will," "should," "expect," "anticipate," "estimate," "continue," "plans," "intends," or other similar terminology.

Riverview does not intend to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of the Report, other than in its periodic filings with the SEC, or to reflect the occurrence of unanticipated events.

Our Mission

We are a true partner in our communities by ensuring people are seen, heard, and valued.

We move beyond the transactional-based experience to foster relationships with genuine care and exceptional service.

Our Vision

To be the preferred place to bank and work in the PNW.



Our Values

Bring your best self

Take care of each other

Do the right thing

Embrace change

Find a better way together

Connect with our communities

Executive Officers





Nicole Sherman
Chief Executive Officer/President



David Lam
EVP/Chief Financial Officer



Dan Cox
EVP/Chief Operating Officer



Robert Benke
EVP/Chief Credit Officer



Charmaine Lightheart
EVP/Chief Retail and Digital Engagement Officer



Michael Sventek
EVP/Chief Lending Officer



Evan Sowers
President and CEO
Riverview Trust Company

Average industry experience of 25 years

	Name	Title	Years with Riverview	Years in Industry
	Nicole Sherman	Chief Executive Officer/President	2	35
	David Lam	EVP/Chief Financial Officer	18	20
	Dan Cox	EVP/Chief Operating Officer	24	24
	Robert Benke	EVP/Chief Credit Officer	21	21
	Charmaine Lightheart	EVP/Chief Retail and Digital Engagement Officer	4	21
	Mike Sventek	EVP/Chief Lending Officer	3	35
	Evan Sowers	CEO/President of Riverview Trust Company	4	17


The Columbian
BEST
WINNER
CLARK COUNTY
2026
BEST OF THE GORGE
2024
WINNER

Riverview Bank named Best Bank for 13 years in a row

Riverview Trust Company named Best Trust Company for 6 years in a row

Riverview Bank named Best Financial Institution 2 years in a row

About Riverview Bank and Riverview Trust Company

Attractive and Growing Core Market
- Operate primarily in Southwest Washington and Northwest Oregon, one of the Pacific Northwest's largest and most diverse economic regions.
- Market benefits from population growth, business formation, commercial development, and in-migration trends, particularly within Clark County.

Balanced Urban & Rural Exposure
- Strong position in the growing Clark County and Willamette Valley corridor while maintaining community banking relationships in Skamania and Klickitat counties.
- Rural markets provide exposure to agriculture, timber, tourism, outdoor recreation, local business, and residential lending.

Core Lending Focus
- Well-positioned to serve demand for commercial real estate, multifamily, owner-occupied commercial properties, business banking, and commercial banking services across footprint.

Diverse Economic Drivers
- Regional economy supported by technology, healthcare, manufacturing, logistics, professional services, transportation, and trade.
- Presence of major employers including Intel, Nike, Adidas, Hewlett Packard, PeaceHealth, ZoomInfo, TSMC Washington, Georgia-Pacific, Banfield Pet Hospital, Fisher Investments, and Precision Castparts.

Riverview Locations Across Washington and Oregon


Portland
Vancouver
Seattle
WASHINGTON
5
84
Vancouver
Portland
Salem
OREGON

- Established in 1923
- Publicly traded on NASDAQ: RVSB
- Total assets of $1.5B
- A total of 17 branches, including 13 in the Portland-Vancouver area, and 3 lending centers
- Riverview Trust Company: $952.2 Million AUM

What sets us apart for clients

Local Expertise, Local Decisions

- Headquartered in Vancouver, Washington, with deep roots in the Pacific Northwest.
- Decisions are made by local bankers who understand the regional economy and community needs.
- Relationship-focused approach rather than transactional banking.

Full-Service Financial Partner

- Commercial, business, and personal banking.
- Full suite of lending, treasury management, deposits, and digital banking solutions.
- Investment management, trust administration, wealth planning, and fiduciary services through Riverview Trust Company.

Fiduciary Commitment at Trust Company

- Riverview Trust Company acts as a fiduciary, placing clients' interests first.
- Supports estate planning, trust administration, wealth preservation, and legacy planning for future generations.
- Serves individuals, families, and nonprofit organizations.

Relationship-Driven Service

- Mission centered on ensuring clients feel seen, heard, and valued.
- Focus on long-term partnerships built on trust, empathy, and responsiveness.
- Personalized solutions instead of one-size-fits-all products.

Community Impact

- Over a century of service in the region.
- Significant financial support, volunteerism, and leadership involvement in local nonprofits and community initiatives.
- Strong commitment to economic development and community reinvestment

Strategic Plan In Action



Progress in the first year as we move into the second year of our three-year strategic plan.

- Return on Average Assets and Return on Equity improvements materializing
- RVSB stock buybacks
- Balance Sheet Optimization
- Investments in people and technology to drive revenue and efficiencies
- Cost-control measures

Strategically Ahead

- Return to a normalized Return on Average Assets and Return on Equity.
- Increase tangible book value and book value per share.
- Expand net interest margin.
- Increase earnings per share, and dividends resulting in enhanced shareholder value.
- Manage non-interest expenses and operating efficiencies.
- Execute on our three-year strategic plan.



RVSB Shareholder Value Creation

Significant Earnings Expansion Opportunity

- Balance sheet optimization driving meaningful net interest margin expansion
- Continued repricing and portfolio turnover support higher loan yields in the current rate environment
- Ongoing efficiency initiatives position the company for improved operating leverage and a lower efficiency ratio

Strong Capital Foundation

- Consistently well-capitalized balance sheet
- Proven track record of disciplined capital deployment
- Continued commitment to shareholder returns via strong dividend payout ratio

Credit Culture

- Long-standing disciplined underwriting and relationship-based lending approach
- Well-positioned to limit credit losses throughout economic cycles

Compelling Valuation

- Shares currently trade below tangible book value
- Attractive risk/reward profile relative to earnings potential and franchise quality

Unique Franchise Scarcity Value

- The only bank headquartered in Vancouver, Washington
- Riverview's 103 year history and low cost, deeply rooted deposits, enhances the strategic value of our community banking franchise
- Commitment to independence from our board and executive leadership

First Quarter Highlights – June 30, 2026

- Net Income of $1.7 million - $0.08 EPS
- Pre-tax, pre-provision, excluding balance sheet optimization (non-GAAP):
  - $2.13 million pre-tax, pre-provision income - June 30, 2026
  - $1.99 million pre-tax, pre-provision income - March 31, 2026
  - $1.55 million pre-tax, pre-provision income - June 30, 2025
- Net interest income was $11.4 million compared to $10.2 million in the preceding quarter and $9.8 million for the first fiscal quarter a year ago.
- NIM was 3.34% for the quarter compared to 2.92% in the preceding quarter and 2.78% for the year ago quarter.
- Total loans were $1.09 billion for both quarters ended June 30, 2026, and March 31, 2026.
- Total deposits were $1.26 billion compared to $1.25 billion three months earlier.
- Cost of interest-bearing deposits was 1.83% for the quarter compared to 1.80% for the preceding quarter and 1.72% for the first fiscal quarter a year ago.

Balance Sheet Optimization

- Riverview Bancorp implemented a strategic balance sheet optimization on March 25, 2026.
  - Reclassified entire portfolio of held-to-maturity securities to available-for-sale.
  - Sold $149.3 million of securities at an average yield of 1.62%.
  - Immediately reinvested a portion of the proceeds from the sales into higher yielding bonds.
  - Resulting one-time loss with planned redeployment modeled an estimated earn-back of less than 3.5 years.
- The strategic maneuver provides a long-term benefit to margin and earnings.
  - Proceeds continue to be thoughtfully redeployed during the current fiscal year.
  - Margin expansion delivered from a mix of holding interest-earning cash, purchasing higher-yielding bonds, funding loan growth, and reducing reliance upon borrowings.
  - Earnings lift allows for a greater capacity to invest in our people, technology, and client experience, under the ultimate goal of returning greater shareholder value.

Loan Portfolio and Loan Pipeline

The loan portfolio and loan yields continue to grow, and loans yield continue to improve from new loan originations and repricing of our existing portfolio. This is supported by our robust loan pipeline.

Net Loans and Loan Yields ($ in millions)



$1,200.0
$1,100.0
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
6.00%
5.75%
5.50%
5.25%
5.00%
4.75%
4.50%
4.25%
4.00%
$990.4
$1,008.9
$1,024.0
$1,062.5
$1,092.5
$1,093.3
4.72%
4.44%
4.55%
4.85%
5.13%
5.24%
2022
2023
2024
2025
2026
2027 FQ1

Loans Pipeline ($ in millions)



$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$41.1
$72.0
$78.5
$77.2
$56.4
$93.9
March 2025
June 2025
September 2025
December 2025
March 2026
June 2026

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Loan Maturities and Repricing

Riverview continues to benefit from the repricing of its loans to current market rates. The annual dollars of loans repricing along with the weighted average loan rate will contribute to net interest income expansion.

Fiscal Year	Amount	Weighted Average Yield	Estimated Weighted Average Reinvestment Yield	Spread	Estimated Increase in Interest Income
2027 Remaining	$87,900,000	4.68%	6.25%	1.57%	$1,380,030
2028	$91,600,000	5.42%	6.25%	0.83%	$760,280
2029	$109,000,000	6.05%	6.25%	0.20%	$218,000
Thereafter	$121,000,000	5.69%	6.25%	0.56%	$677,600



$140
$120
$100
$80
$60
$40
$20
$-
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
$87.9
$91.6
$109.0
$121.0
4.68%
5.42%
6.05%
5.69%
Fiscal 2027 Remaining
Fiscal 2028
Fiscal 2029
Thereafter
$ in millions
Weighted Average Yield

Loans Diversification

Riverview continues to diversify its loan portfolio and recently has launched its business banking program to further diversify into commercial business loans.



Real estate construction
$21,660 | 1.98%
Real estate one-to-four family
$95,056 | 8.69%
Multi-family
$102,956 | 9.42%
Other installment
$25,847 | 2.36%
Land
$13,168 | 1.21%
Commercial business
$222,902 | 20.39%
Commercial real estate - Owner Occupied
$160,314 | 14.66%
Commercial real estate - Non-Owner Occupied
$451,396 | 41.29%

(Dollars in Millions | % of Portfolio)

Loan Composition – Commercial Real Estate



Commercial real estate - Non-Owner Occupied
$451,396
Commercial real estate - Owner Occupied
$160,314

CRE – Non-Owner Occupied



Single Purpose Facilities
16.2%
Office Buildings
19.8%
Mini Storage
9.1%
Warehouse & Industrial
11.3%
Motel / Hotel
26.0%
Retail Strip Center
17.5%
Assisted Living Facilities
0.1%

CRE - Owner Occupied



Accommodation
3.5%
Arts & Entertainment
0.6%
Other
20.9%
Construction
6.3%
Health Care
6.8%
Wholesale trade
6.1%
Manufacturing
12.1%
Professional
1.0%
Retail
21.4%
Real estate
21.2%

Allowance for Credit Losses and Asset Quality

Riverview continues to maintain a strong allowance for credit losses to total loans. As economic changes occur, Riverview is well positioned for these uncertainties.



1.55%
1.50%
1.45%
1.40%
1.35%
1.30%
1.47%
1.52%
1.50%
1.45%
1.40%
1.40%
March 2022
March 2023
March 2024
March 2025
March 2026
June 2026

Nonperforming assets increased modestly; however, the nonperforming assets to total loans remains at a low level, underscoring Riverview's disciplined credit culture.



March 2022
March 2023
March 2024
March 2025
March 2026
June 2026
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
2.00%
1.50%
1.00%
0.50%
0.00%
$273,000
$265,000
$173,000
$155,000
$7,764,000
$8,739,000
0.02%
0.02%
0.01%
0.01%
0.53%
0.59%
$ of Nonperforming loans
% of Nonperforming loans to total assets

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Deposits

Deposits remain strong and continue to be a significant focus for our team members as part of our growth strategy. Cost of interest-bearing deposits remain consistently lower than peers.



Money market
$223,351 | 17.7%
Regular savings
$149,972 | 11.9%
Non-interest bearing
$292,672 | 23.2%
Interest checking
$348,433 | 27.6%
Certificates of deposit
$247,174 | 19.6%

(Dollars in Thousands | % of Portfolio)



$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
1.49%
1.46%
1.43%
1.40%
1.37%
1.34%
1.31%
1.28%
1.25%
$1,232
$1,210
$1,236
$1,234
$1,254
$1,262
$316
$307
$316
$291
$293
$293
$916
$903
$920
$943
$961
$969
1.30%
1.27%
1.41%
1.39%
1.37%
1.40%
March 2025
June 2025
September 2025
December 2025
March 2026
June 2026
Interest Bearing
Non-Interest Bearing
Cost of Deposits

Net Interest Income and Net Interest Margin

Net interest income continues to see quarter-over-quarter growth along with continued net interest margin expansion as earning-asset yields have outpaced funding yields.



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
$9,193
$9,841
$9,781
$10,545
$10,181
$11,396
2.65%
2.78%
2.76%
2.96%
2.92%
3.34%
March 2025
June 2025
September 2025
December 2025
March 2026
June 2026
$ in millions
Net interest margin

Non-Interest Expense and Efficiency Ratio*

Non-interest expense continues to modestly increase as investments in technology and people remain a priority. All the while, the efficiency ratio has remained steady and a focus of management to become more operationally efficient.



$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
100.00%
95.00%
90.00%
85.00%
80.00%
75.00%
$11,438
$11,720
$12,226
$12,209
$11,508
$12,885
88.67%
88.34%
89.76%
86.90%
85.27%
85.82%
March 2025
June 2025
September 2025
December 2025
March 2026
June 2026
$ Noninterest expense
Efficiency ratio*

***Note**: Non-GAAP, excluding impact of March 2026 balance sheet optimization.

Profitability Measures*

Riverview continues to demonstrate year-over-year net income growth through its operating model and continued focus on improving ROAA through its strategic business plan.



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
$4,903
$4,357
0.32%
0.29%
Fiscal March 2025
Fiscal March 2026
Net Income
ROAA



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
$1,148
$1,225
$1,099
$1,377
$656
$1,694
0.31%
0.33%
0.29%
0.36%
0.18%
0.47%
March 2025
June 2025
September 2025
December 2025
March 2026
June 2026
Net Income
ROAA

***Note**: Non-GAAP, excluding impact of March 2026 balance sheet optimization, net of tax.

Pre-Tax, Pre-Provision Income*

Riverview completed a strategic balance sheet optimization (BSO) during quarter ended March 31, 2026. Pre-tax, pre-provision income before BSO (non-GAAP) continues increase over the periods shown.


$7,000
$6,900
$6,800
$6,700
$6,600
$6,500
$6,400
$6,300
$6,200
$6,100
$6,000
$6,338
$6,771
Fiscal March 2025
Fiscal March 2026
(in thousands)


$2,500
$2,000
$1,500
$1,000
$500
$-
$1,462
$1,547
$1,395
$1,840
$1,989
$2,129
March 2025
June 2025
September 2025
December 2025
March 2026
June 2026
(in thousands)

***Note**: Non-GAAP, excluding impact of March 2026 balance sheet optimization.

Liquidity

Available liquidity remains robust through its Federal Reserve Bank, FHLB Des Moines lines, investment portfolio, and access to the brokered markets.



$ in millions
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
$826.6
$354.2
$854.5
$351.5
Available Liquidity
Uninsured Deposits
Available Liquidity
Uninsured Deposits
March 31, 2026
June 30, 2026
Brokered Deposits Capacity
Unencumbered Securities
FHLB Line Available
FRB Line Available

Capital Ratios

Capital remains strong and exceeds regulatory thresholds of being well-capitalized.

- Completed $4.0 million share repurchase plan in August 2026
- Board of Directors approved new $4.0 million share repurchase plan in August 2026



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
March 2026
June 2026
10.60%
15.62%
10.96%
15.64%
Leverage Ratio
Total Capital
Leverage Ratio
Total Capital
Well-Capitalized
Excess Over Well-Capitalized

Regulatory well-capitalized threshold

Dividends and Other Ratios

Riverview consistently pays dividends and has done so for 46 straight quarters.

Return on Average Tangible Equity*



16.00%
12.00%
8.00%
4.00%
0.00%
16.47%
14.26%
4.56%
3.74%
3.19%
5.70%
2022
2023
2024
2025
2026
2027 FQ1

Tangible Equity / Tangible Assets



12.00%
9.00%
6.00%
3.00%
0.00%
7.57%
8.18%
8.58%
8.93%
8.25%
8.18%
2022
2023
2024
2025
2026
2027 FQ1

Dividends per share



$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$0.22
$0.24
$0.24
$0.08
$0.08
$0.02
2022
2023
2024
2025
2026
2027 FQ1

Dividend Payout Ratio*



100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
22.40%
28.74%
86.38%
34.37%
38.26%
24.05%
2022
2023
2024
2025
2026
2027 FQ1

***Note**: Non-GAAP, excluding impact of March 2026 balance sheet optimization, net of tax.

Financial data is presented as of RVSB's Fiscal Year Ended March 31 for each respective year.

Riverview Trust Company

Riverview Trust Company continues to grow its assets under management which has resulted in increased asset management fees.



Assets Under Management ($ in millions)
$1,200
$1,000
$800
$600
$400
$200
$-
$877.9
$900.1
$927.0
$919.1
$908.1
$952.2
March 2025
June 2025
September 2025
December 2025
March 2026
June 2026



Asset Management Fees ($ in thousands)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,472
$1,552
$1,527
$1,585
$1,571
$1,634
March 2025
June 2025
September 2025
December 2025
March 2026
June 2026



Community Impact

Our commitment to community is reflected in the relationships we build and the opportunities we help create. By partnering with schools, nonprofit organizations, and local businesses, we support initiatives that strengthen financial well-being, encourage economic growth, and improve quality of life. Every partnership, volunteer hour, and investment is an opportunity to make a meaningful difference and contribute to the long-term success of the communities we proudly call home.

75

board of director/committee positions held by team members

1,721

employee service hours

131

organizations supported

$325,970

in donations to local organizations

Community Service

1,721 employee service hours

At the heart of our mission is a deep commitment to the communities we serve. Riverview is supporting programs that reflect the real needs of our community. When our neighbors thrive, we all do. Together, we're transforming impact into a shared future of growth and possibility.



Supporting organizations whose missions include:

Animal Welfare
Arts and Entertainment
Children Services
Civic Services
Early Childhood Education
Economic Development
Education
Environment
Family Services
Financial Literacy
Food Drives/Hunger Relief
Health and Fitness
Houselessness
Homeownership
Parks and Recreation
Senior Services
Veteran Services


VANCOUVER PUBLIC SCHOOLS

Non-GAAP Reconciliation

Efficiency Ratio, excluding balance sheet optimization

(Dollars in thousands)	Three Months Ended March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Net Interest Income	$ 9,193	$ 9,841	$ 9,781	$ 10,545	$ 10,181	$ 11,396
Non-interest income (GAAP)	$ 3,707	$ 3,426	$ 3,840	$ 3,504	$ (8,034)	$ 3,618
Exclude impact of securities loss restructure, net of tax	-	-	-	-	11,350	-
Non-interest income (non-GAAP)	$ 3,707	$ 3,426	$ 3,840	$ 3,504	$ 3,316	$ 3,618
Non Interest Expense	$ 11,438	$ 11,720	$ 12,226	$ 12,209	$ 11,508	$ 12,885
Efficiency Ratio	88.67%	88.34%	89.76%	86.90%	85.27%	85.82%

Return on average assets excluding securities restructure

	Twelve Months Ended March 31, 2025	March 31, 2026
Net income (GAAP)	$ 4,903	$ (4,341)
Exclude impact of securities loss restructure, net of tax	-	8,698
Net income excluding securities restructure (non-GAAP)	$ 4,903	$ 4,357
Average assets	$ 1,520,982	$ 1,504,834
Return on average assets (non-GAAP)	0.32%	0.29%

	Three Months Ended March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Net income (GAAP)	$ 1,148	$ 1,225	$ 1,099	$ 1,377	$ (8,042)	$ 1,694
Exclude impact of securities loss restructure, net of tax	-	-	-	-	8,698	-
Net income excluding securities restructure (non-GAAP)	$ 1,148	$ 1,225	$ 1,099	$ 1,377	$ 656	$ 1,694
Average assets	$ 1,500,715	$ 1,509,074	$ 1,497,350	$ 1,508,741	$ 1,504,206	$ 1,453,226
Return on average assets (non-GAAP)	0.31%	0.33%	0.29%	0.36%	0.18%	0.47%

Non-GAAP Reconciliation

Pre-tax, pre-provision income excluding balance sheet optimization

(Dollars in thousands)	Twelve Months Ended March 31, 2025	Twelve Months Ended March 31, 2026
Net income (loss) (GAAP)	$ 4,903	$ (4,341)
Include: Provision (credit) for income taxes	1,335	(1,493)
Include: Provision for credit losses	100	1,255
Exclude: Balance sheet optimization	-	11,350
Pre-tax, pre-provision income (loss) (non-GAAP)	$ 6,338	$ 6,771

	Three Months Ended					
(Dollars in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Net income (loss) (GAAP)	$ 1,148	$ 1,225	$ 1,099	$ 1,377	$ (8,042)	$ 1,694
Include: Provision (credit) for income taxes	314	322	296	363	(2,474)	435
Include: Provision for credit losses	-	-	-	100	1,155	-
Exclude: Balance sheet optimization	-	-	-	-	11,350	-
Pre-tax, pre-provision income (loss) (non-GAAP)	$ 1,462	$ 1,547	$ 1,395	$ 1,840	$ 1,989	$ 2,129

Return on average tangible equity excluding securities restructure

	Twelve Months Ended					Three Months Ended
(Dollars in thousands)	March 31, 2022	March 31, 2023	March 31, 2024	March 31, 2025	March 31, 2026	June 30, 2026
Net income excluding securities restructure (non-GAAP)	$ 21,820	$ 18,069	$ 5,873	$ 4,903	$ 4,357	$ 1,694
Average tangible equity (non-GAAP)	$ 132,519	$ 126,727	$ 128,733	$ 131,271	$ 136,398	$ 119,242
Return on average tangible equity (non-GAAP)	16.47%	14.26%	4.56%	3.74%	3.19%	5.70%

Dividend payout ratio excluding securities restructure

	Twelve Months Ended					Three Months Ended
(Dollars in thousands)	March 31, 2022	March 31, 2023	March 31, 2024	March 31, 2025	March 31, 2026	June 30, 2026
Dividends per share	$ 0.22	$ 0.24	$ 0.24	$ 0.08	$ 0.08	$ 0.02
Average shares outstanding (in thousands)	22,213	21,638	21,138	21,063	20,840	20,373
Dividends paid	$ 4,887	$ 5,193	$ 5,073	$ 1,685	$ 1,667	$ 407
Net income excluding securities restructure (non-GAAP)	$ 21,820	$ 18,069	$ 5,873	$ 4,903	$ 4,357	$ 1,694
Dividend payout ratio (non-GAAP)	22.40%	28.74%	86.38%	34.37%	38.26%	24.05%





Nicole Sherman
CEO/President



David Lam
EVP/Chief Financial Officer



Dan Cox
EVP/Chief Operating Officer

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